EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Panera Bread Company on Form 10-Q for the quarterly period ended September 29, 2015 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, we, Ronald M. Shaich, Chairman and Chief Executive Officer, and Michael J. Bufano, Senior Vice President, Chief Financial Officer, certify, to the best of our knowledge and belief, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Panera Bread Company.

Dated:	October 28, 2015	/s/ RONALD M. SHAICH
Ronald M. Shaich
Chairman and Chief Executive Officer

Dated:	October 28, 2015	/s/ MICHAEL J. BUFANO
Michael J. Bufano
Senior Vice President, Chief Financial Officer